UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 19, 2005
NNN 2003 Value Fund, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (877) 888-7348
Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 9.01 Financial Statements and Exhibits.
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS
Explanatory Note
SIGNATURES

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K/A on February 28, 2006, or Amendment No. 1, to provide the pro forma financial information required by Item 9.01 for the sale of the Southwood Tower property located in Houston, Texas. This Amendment No. 2 to Form 8-K/A hereby amends Amendment No. 1 to provide adjusted pro forma financial information to conform to the guidelines of Regulation S-X.
Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information.
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS

Page No.
NNN 2003 Value Fund, LLC:
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005	4
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Nine Months Ended September 30, 2005	5
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 2004	6
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	7

Explanatory Note
On December 19, 2005, NNN VF Southwood Tower, L.P. our wholly-owned subsidiary sold its wholly-owned property, Southwood Tower in Houston, Texas, or the Property, to an unaffiliated third party for a total sales price of $9,373,000. Our cash proceeds were $7,493,000 after closing costs and other transaction expenses. The sale resulted in a gain of $2,402,000 to us. A property disposition fee of $94,000, or 1.0% of the total sales price, was paid to Triple Net Properties Realty, Inc., or Realty, of which 75% was passed through to Triple Net Properties, LLC, or our Manager, pursuant to an agreement between our Manager and Realty, and sales commissions of $375,000, or 4% of the total sales price, were paid to unaffiliated third-party brokers. We may reinvest the proceeds from the sale in real estate property that qualifies for like-kind exchange treatment under Section 1031 of the Internal Revenue Code.
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been disposed of by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our historical financial statements, including the notes thereto. Our historical consolidated financial statements for the year ended December 31, 2004 are included in our Annual Report on Form 10-K for the year ended December 31, 2005, and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2005. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet is presented as if the disposition of the Property had occurred September 30, 2005.
The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2005 is presented as if the disposition of the Property had occurred January 1, 2005.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004 is presented as if the disposition of the Property had occurred January 1, 2004.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Balance Sheet
September 30, 2005
(Unaudited)

	Company	Sale of Southwood
	Historical	Tower Property			Company Pro forma
ASSETS
Real estate investments:
Operating properties, net	$33,158,000	$—			$33,158,000
Properties held for sale, net	14,541,000	(4,347,000)	(A	)	10,194,000
Investments in unconsolidated real estate	6,239,000	—			6,239,000
	—
	53,938,000	(4,347,000)			49,591,000

Cash and cash equivalents	9,032,000	7,493,000	(A	)	16,525,000
Investment in marketable securities	2,251,000	—			2,251,000
Accounts receivable, net	1,199,000				1,199,000
Accounts receivable from related parties	141,000				141,000
Restricted cash	416,000				416,000
Real estate deposits	25,000	—			25,000
Identified intangible assets, net	5,612,000	—			5,612,000
Other assets, net	626,000	1,148,000	(B	)	1,774,000
Other assets — properties held for sale	2,141,000	(955,000)	(A	)	1,186,000
Notes receivable	2,300,000	—			2,300,000

Total assets	$77,681,000	$3,339,000			$81,020,000

LIABILITIES, MINORITY INTERESTS AND UNIT HOLDERS’ EQUITY

Mortgage loans payable and other debt	$26,415,000	$—			$26,415,000
Mortgage loans payable secured by properties held for sale	6,337,000	—			6,337,000
Accounts payable and accrued liabilities	2,398,000	1,039,000	(A),	(B)	3,437,000
Accounts payable due to related parties	142,000				142,000
Other liabilities — properties held for sale	80,000	(80,000)	(A	)	—
Security deposits and prepaid rent	204,000				204,000

	35,576,000	959,000			36,535,000

Minority interests	1,406,000	—			1,406,000
Minority interests — property held for sale	1,546,000	—			1,546,000
	—
	2,952,000	—			2,952,000

Commitments and contingencies
Unit holders’ equity	39,170,000	2,380,000	(A	)	41,550,000
Accumulated other comprehensive loss	(17,000)	—			(17,000)
Total unit holders’ equity	39,153,000	2,380,000			41,533,000

Total liabilities and unit holders’ equity	$77,681,000	$3,339,000			$81,020,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2005
(Unaudited)

	Company	Sale of Southwood
	Historical	Tower Property (C)	Company Pro forma
Revenues:
Rental	$1,248,000	$—	$1,248,000
Expenses:
Rental	1,076,000	—	1,076,000
General and administrative	405,000	—	405,000
Depreciation and amortization	450,000	—	450,000
	—
	1,931,000	—	1,931,000

Loss before other income (expense)	(683,000)	—	(683,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs)	(574,000) -		(574,000)
Interest and dividend income	277,000	—	277,000
Gain on sale of marketable securities	94,000	—	94,000
Equity in earnings and gain on sale of unconsolidated real estate	1,871,000	—	1,871,000
Minority interests	(258,000)	—	(258,000)
	—
Income from continuing operations	$727,000	$—	$727,000

Weighted-average number of units outstanding — basic and diluted	10,000	—	10,000
	=

Income from continuing operations per unit — basic and diluted	$72.70	$—	$72.70

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2004
(Unaudited)

	Company	Sale of Southwood
	Historical	Tower Property (C)	Company Pro forma
Revenues:
Rental	$653,000	$—	$653,000
Expenses:
Rental	1,084,000	—	1,084,000
General and administrative	339,000	—	339,000
Depreciation and amortization	286,000	—	286,000
	—
	1,709,000	—	1,709,000

Loss before other income (expense)	(1,056,000)	—	(1,056,000)
Other (expense) income:
Interest (including amortization of deferred financing costs)	(638,000)	—	(638,000)
Interest and dividend income	86,000	—	86,000
Equity in loss of unconsolidated real estate	(682,000)	—	(682,000)
Minority interests	133,000	—	133,000
	—

Loss from continuing operations	$(2,157,000)	$—	(2,157,000)

Weighted-average number of units outstanding — basic and diluted	6,158	—	6,158
	=

Loss from continuing operations per unit — basic and diluted	$(350.28)	$—	$(350.28)

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS
For the Year Ended December 31, 2004 and the Nine Months Ended September 30, 2005
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	Adjustments have been made for the sale of the Property of which we owned 100% to an unaffiliated party for $9,373,000, and therefore the entire balance of our properties held for sale and assets held for sale (primarily lease commissions and straight line rent receivables) directly associated with the Property have been removed. We would have received pro forma net cash proceeds of $7,493,000, after payment of accrued property taxes, security deposits (liabilities held for sale), closing costs and other transaction expenses. The entire $7,493,000 proceeds were sent to an accommodator at closing for a future real estate acquisition.

(B)	As part of the sale of the Property, a leasing reserve escrow account was funded at the close of the sale with $1,148,000 which will pay for vacant space within the Property for a period of five years. The purchaser will receive payments from this escrow account until such time as the vacant space is leased and, at that time, we will receive any remaining proceeds, net of leasing costs and required tenant improvements. We have accounted for this as an escrow deposit with an offsetting liability. We will recognize revenue, if any, upon release of escrow funds to us.

(C)	Actual revenues and expenses of the Property for the nine months ended September 30, 2005 and the year ended December 31, 2004 were presented as discontinued operations in our consolidated financial statements in our previous filings. As such, there are no pro forma adjustments to continuing operations. If the income (loss) recorded as discontinued operations related to the Property of ($19,000) or ($1.90) per share, and $15,000 or $2.44 per share, during the nine months ended September 30, 2005 and the year ended December 31, 2004, respectively, were removed, pro forma income from discontinued operations would have been (increased)/decreased by such amounts. The pro forma results exclude the impact of the gain on sale of the Property and the costs related to the disposition.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
Date: April 10, 2006	By:	/s/ Richard T. Hutton, Jr.
		Name:	Richard T. Hutton, Jr.
		Title:	Chief Executive Officer